SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)      August 8, 2007

US Uranium Inc.
(formerly Cromwell Uranium Corp.)
(Exact name of Registrant as specified in its charter)

Nevada	333-134549	83-0483725
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)

1640 Terrace Way, Walnut Creek, CA 94597
(Address of principal executive offices) (Zip Code)

(925) 930-0100
(Registrant’s Telephone Number, Including Area Code)

(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

We previously reported that David Rector, our current Chief Executive Officer and sole Director, was issued 100,000 stock options from our 2007 Stock Option Plan at the consummation of the merger between Cromwell Uranium Holdings, Inc. and our newly formed, wholly owned subsidiary. Such options were not and will not be issued.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information

UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

The following unaudited condensed combined pro forma financial statements ("the pro forma financial statements'') and explanatory notes have been prepared and give effect to the merger and the acquisition of Cromwell Uranium Holdings, Inc. ("Cromwell") by Cromwell Uranium Corp., (f/k/a Arbutus Resources, Inc.) ("Arbutus"). The historical financial statements prior to the effective date of the acquisition will be those of Arbutus. Secondarily, the following unaudited condensed combined pro forma financial statements ("the pro forma financial statements'') and explanatory notes have been prepared and give effect to the subsequent reversal of the acquisition of Cromwell by US Uranium, Inc., (f/k/a Cromwell Uranium Corp.)

In accordance with Article 11 of Regulation S-X under the Securities Act, an unaudited condensed combined pro forma balance sheet (the "pro forma balance sheet'') as of May 31, 2007, and unaudited condensed combined pro forma statements of operations for the four months ended May 31, 2007 (the "pro forma statements of operations''), have been prepared to reflect, for accounting purposes, the acquisition and subsequent reversal of the acquisition of Cromwell by Arbutus.

The following pro forma financial statements have been prepared based upon the historical financial statements of Cromwell and Arbutus. The pro forma financial statements should be read in conjunction with (a) the historical financial statements and related notes thereto of Arbutus as of April 30, 2007; and (b) the historical financial statements and related notes thereto of Cromwell as of May 31, 2007; included in the original filing (July 13, 2007) of this Form 8-K.

The May 31, 2007, pro forma balance sheet assumes that the acquisition of Cromwell by Arbutus was reversed on February 1, 2007. The May 31, 2007, pro forma balance sheet includes the historical unaudited balance sheet data of Cromwell as of May 31, 2007, and the historical unaudited balance sheet data of Arbutus as of April 30, 2007. Cromwell and Arbutus have had no intercompany activity that would require elimination in the pro forma financial statements.

The pro forma statement of operations for the four months ended May 31, 2007, assumes that the acquisition of Cromwell by Arbutus was completed and reversed on February 1, 2007, and includes the unaudited historical statement of operations data of Cromwell for the four months ended May 31, 2007, and the unaudited historical statement of operations data of Arbutus for the three months ended April 30, 2007.

The pro forma financial statements are provided for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if the mergers had been completed and reversed at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position. The pro forma financial statements do not include any adjustments related to any restructuring charges or one-time charges which may result from the mergers or the final result of valuations of inventories, property, plant and equipment, intangible assets, debt, and other obligations.

US URANIUM, INC.
(FKA CROMWELL URANIUM CORP)
UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

	Cromwell as of May 31, 2007	Arbutus as of April 30, 2007	Combined Historical Cromwell and Arbutus	Pro Forma Adjustments		Pro Forma Combined Cromwell and Arbutus May 31, 2007		Pro Forma Adjustments	Pro Forma Separate US Uranium May 31, 2007
ASSETS
Current Assets:
Cash	$-	$6,141	$6,141	$470,000	(5)	$476,141		$(470,000)	$6,141
Prepaid expenses	28,188	-	28,188	-		28,188		-	28,188
Note receivable	-	-	-	-		-		557,927	557,927
Total Current Assets	28,188	6,141	34,329	470,000		504,329		87,927	592,256
Fixed Assets, Net:	3,185	-	3,185	-		3,185		-	3,185
Goodwill	-	-	-	-		-		-	-
TOTAL ASSETS	$31,373	$6,141	$37,514	$470,000		$507,514		$87,927	$595,441

LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)

Current Liabilities:
Accounts payable	$33,745	$6,214	$39,959	$-		$39,959		$-	$39,959
Common stock subscribed	125,000	-	125,000	(125,000	)(5)	-		-	-
Notes payable - related party	35,780	-	35,780	-		35,780		-	35,780
Total Current Liabilities	194,525	6,214	200,739	(125,000)		75,739		-	75,739
Total Liabilities	194,525	6,214	200,739	(125,000)		75,739		-	75,739

Stockholders' Equity (Deficit):
Preferred stock	-	-	-	-		-		-	-
Common stock	10	8,780	8,790	31,000	(2)	102,863	(6)	-	102,863
				57,673	(4)			-
				2,000	(3)			-
				3,400	(5)			-
Additional paid-in capital	(10)	65,620	65,610	(31,000	)(2)	494,064	(6)	31,000	724,537
				(74,473	)(1)		(6)	199,473
				(57,673	)(4)			-
Treasury Stock				591,600	(5)			(31,000)	(31,000)
Accumulated deficit during the				74,473	(1)		(6)	(74,473)
development stage	(163,152)	(74,473)	(237,625)	(2,000	)(3)	(165,152	) (7)	(37,073)	(276,698)
Total Stockholders' Equity (Deficit)	(163,152)	(73)	(163,225)	595,000		431,775		87,927	519,702

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$31,373	$6,141	$37,514	$470,000		$507,514		$87,927	$595,441

(1)	To eliminate the accumulated deficit of Arbutus as of the date of the merger.

(2)	To record the issuance of 30,999,990 shares of common stock in the acquisition of Cromwell Uranium Holdings, Inc.

(3)	To record the issuance of 2,000,000 shares of common stock valued at $0.001 per share for services.

(4)	To record the 6.35 shares for 1 forward stock split.

(5)	To record the issuance of 3,400,000 shares for cash of $595,000 at $0.175 per share.

(6)	To record the return to treasury of 30,999,990 shares of common stock in the reversal of the acquisition of Cromwell Uranium Holdings, Inc.

(7)	To record the issuance of a note receivable of $557,927 in the reversal of the acquisition of Cromwell Uranium Holdings, Inc.

US URANIUM, INC.
(F/K/A CROMWELL URANIUM CORP)
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

	Cromwell For The 4 Mos. Ended May 31, 2007	Arbutus For The 3 Mos. Ended April 30, 2007	Combined Cromwell and Arbutus	Pro Forma Adjustments	Pro Forma Combined Cromwell and Arbutus For The 4 Mos. Ended May 31, 2007	Pro Forma Adjustments	Pro Forma Separate US Uranium For The 4 Mos. Ended May 31, 2007

REVENUES

Mineral revenue	$-	$-	$-	$-	$-	$-	$-
Other revenue	-	-	-	-	-	-	-

Total Revenues	-	-	-	-	-	-	-

COSTS AND EXPENSES

General and administrative	41,540	22,484	64,024	2,000	66,024	37,073	103,097
Mineral property expenses	121,612	1,556	123,168	-	123,168	-	123,168

Total Costs and Expenses	163,152	24,040	187,192	2,000	189,192	37,073	226,265

OPERATING INCOME (LOSS)	(163,152)	(24,040)	(187,192)	(2,000)	(189,192)	(37,073)	(226,265)

OTHER INCOME (EXPENSE)

Interest expense	-	-	-	-	-	-	-

Total Other Income (Expense)	-	-	-	-	-	-	-

NET INCOME	$(163,152)	$(24,040)	$(187,192)	$(2,000)	$(189,192)	$(37,073)	$(226,265)

Basic loss per share	$(1,631.52)	$(0.00)	$(0.02)	$(0.00)	$(0.02)	$(0.00)	$(0.02)

Weighted average shares outstanding	100	8,780,000	8,780,100	2,000,000	10,780,100	10,780,100	10,780,100

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

US Uranium Inc.

Date: August 27, 2007	By:	/s/ David Rector
David Rector
President